THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST, SERIES 71

       Supplement to Part II of the Prospectus dated April 30, 1997

Notwithstanding anything to the contrary in the Prospectus, broker/dealers, banks or other selling agents will receive a concession of 3.00% of the Public Offering Price for primary and secondary market sales of Units.

November 12, 1997